Interest Expense (Income)	12 Months Ended
Dec. 31, 2018
Banking and Thrift, Interest [Abstract]
Interest Expense (Income)

18. Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Interest expense	$161,256	$187,282	$181,179
Interest income	(25,721)	(13,702)	(11,935)

Interest expense, net	$135,535	$173,580	$169,244

Interest paid was $165.7 million in 2018 ($186.8 million in 2017 and $183.4 million in 2016). Interest expense for 2018 decreased compared to 2017 in part due to a benefit received from entering into and settling a treasury lock instrument in anticipation of the Company’s debt issuance in the second quarter of 2018. The Company did not elect hedge accounting for this instrument.